UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2016

SOURCE FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-55122	80-0142655
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

604 Arizona Ave
Santa Monica, CA 90401

(Address of Principal Executive Offices)

(424) 322-2201

Registrant’s telephone number, including area code

Level 6/97 Pacific Highway

North Sydney NSW 2060

Australia

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

This Current Report on Form 8-K and other reports filed by registrant from time to time with the Securities and Exchange Commission (collectively, the “Filings”) contain or may contain forward-looking statements and information that is based upon beliefs of, and information currently available to, registrant’s management, as well as estimates and assumptions made by registrant’s management. When used in the Filings, the words “anticipate,” “believe,” “estimate,” “expect,” “future,” “intend,” “plan” or the negative of these terms and similar expressions as they relate to registrant or registrant’s management identify forward-looking statements. Such statements reflect the current view of registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors (including the risks contained in the section of this Current Report on Form 8-K entitled “Risk Factors”) relating to registrant’s industry and registrant’s operations and results of operations. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

You should not place undue reliance on any forward-looking statement, each of which applies only as of the date of this Current Report on Form 8-K. Except as required by law, we undertake no obligation to update or revise publicly any of the forward-looking statements after the date of this Current Report on Form 8-K to conform our statements to actual results or changed expectations, or the results of any revision to these forward-looking statements.

Item 1.01 Entry Into A Material Definitive Agreement.

Spin-Out Transaction

On June 30, 2016 (the “Closing Date”), Source Financial, Inc. (“we” or the “Company”) entered into that certain Share Exchange Agreement (the “Moneytech Agreement”) by and among the Company, Moneytech Group Pty Ltd., an Australian Corporations (“Moneytech”) and certain shareholders of the Company. Pursuant to the terms of the Moneytech Agreement, Moneytech acquired from the Company all of the outstanding shares and equity interests in Moneytech Limited and mPayments Pty Ltd., as well as its 95% equity interests in Moneytech POS Pty Ltd. and its 37.5% equity interests in 360 Markets Pty Ltd. (collectively, the “Moneytech Entities” and the shares and equity interests of the Moneytech Entities are referred to herein as the “Moneytech Interests”), in exchange for the return to the Company 6,076,679 shares of the Company’s common stock from the stockholders of the Company (the “Spin-Out Stockholders”) and 5,000 shares of Series B Preferred Stock of the Company. In connection with the transaction, Moneytech issued to the Spin-Out Stockholders one fully paid ordinary shares in the capital of Moneytech as consideration for every one shares of the Company’s common stock returned by the Spin-Out Stockholders to the Company.

As a result, the Moneytech Entities become subsidiaries of Moneytech and the Company has no further relationship with the Moneytech Entities. Immediately after the transaction, an aggregate of 6,076,679 shares of the Company’s common stock and 5,000 shares of Series B Preferred Stock were cancelled, and a total of 2,714,957 shares of the Company’s common stock were issued and outstanding. In addition, stock options to purchase 3,750,000 shares of the Company’s common stock were relinquished immediately prior to closing and after the closing; the Company has outstanding stock options to purchase 25,000 shares of the Company’s common stock.

In connection with the transaction, Hugh Evans resigned as the President, Chief Executive Officer and Director of the Company. Brian M. Pullar resigned as Chief Financial Officer of the Company. Klaus Selinger and John Wolfgang resigned from the director position with the Company. Effective on the same date, Edward C. DeFeudis was appointed as the President, Chief Executive Officer, Chief Financial Officer and Director of the Company.

The above description of the Moneytech Agreement does not purport to be complete and is qualified in its entirety by reference to the Moneytech Agreement, which is attached here to as Exhibit 2.1 to this Current Report on Form 8-K.

Share Exchange Transaction

Simultaneously on the Closing Date, the Company entered into that certain Share Exchange Agreement (the “Share Exchange Agreement”) by and among the Company, Venture Track, Inc., a Delaware corporation (“Venture Track”) and the shareholders of Venture Track (the “Venture Track Shareholders”). Pursuant to the Share Exchange Agreement, the Company agreed to exchange the outstanding common stock of Venture Track held by the Venture Track Shareholders for 3,089,360 shares of common stock and 4,500 shares of Series C Convertible Preferred Stock, par value $0.01 per share (the “Series C Preferred Stock”), of the Company. The 4,500 shares of Series C Preferred Stock are convertible into 6,893,100 shares of the Company’s common stock, at the rate of 1,531.80 per share.

As a result of the Share Exchange Agreement, Venture Track become a wholly owned subsidiary of the Company. The share exchange is accounted for as a reverse merger with Venture Track being the accounting acquirer.

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Immediately after the transaction, the Company had 5,804,317 shares of common stock and 4,500 shares of Series C Preferred Stock issued and outstanding. We are now a holding company engages in app development and deployment, as well as to provide innovative accelerator program for start-up companies.

The above description of the Share Exchange Agreement does not purport to be complete and is qualified in its entirety by reference to the Share Exchange Agreement, which is attached here to as Exhibit 2.2 to this Current Report on Form 8-K.

Item 2.01 Completion of Acquisition or Disposition of Assets

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

As described in Item 1.01 above, on June 30, 2016, the Company entered into a Share Exchange Agreement, which resulted in Venture Track becoming our wholly owned subsidiary. The acquisition was accounted for as a recapitalization effected by a share exchange, wherein Venture Track is considered the acquirer for accounting and financing reporting purposes.

BUSINESS OF VENTURE TRACK

Corporate History

Venture Track is a development stage company originally incorporated in the state of Delaware in February 2014 as Songstress, Inc. The Company changed its name in May 2015 to Scoocher, Inc. and then to Venture Track, Inc. in February 2016. Venture Track focused on app development and deployment. Venture Track also intends to offer an innovation accelerator program (the “Venture Track Program”) designed to provide early-stage technology companies (the “Innovators”) with bridge loans, support in all areas of business development, and access to equity crowdfunding as designated under the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”).

When we refer to “Venture Track, Inc.,” “Venture Track”, the “Company”, “we”, “our,” “us” or use similar words, we mean Venture Track, Inc.

The JOBS Act, is a law intended to encourage the funding of United States small businesses by easing various securities regulations. The JOBS Act was signed into law by President Barack Obama on April 5, 2012. The recently enacted JOBS Act reduces certain disclosure requirements for emerging growth companies, thereby decreasing related regulatory compliance costs. We qualify as an emerging growth company as of the date of this offering.

Venture Track was founded by Edward C. DeFeudis, a serial entrepreneur and venture investor, with 20-plus years of experience. Since 1995, he has helped launch numerous private and public companies, including Wiki Technologies, Inc., and has received major financing commitments to help fund companies, startups and product launches. WikiTechnologies, Inc. is a technology company dedicated to making financial transactions simple, secure, social and affordable. WikiTechnologies is comprised of (i) WikiPay®, a Money Services Business, that provides a simple, low-cost alternative to existing mobile and online money transfer and payment solutions; and (ii) WikiLoan®, a low-cost peer-to-peer lending solution. The apps use industry-leading privacy and payment security systems. Throughout his career, Mr. DeFeudis has primarily been engaged in the development of strategic partnerships and financial strategies.

Through Venture Track, Mr. DeFeudis is leveraging his experience and resources in capital markets and Internet marketing to provide an innovative accelerator program and crowdfunding platform for early-stage disruptive technology companies.

Headquartered in Santa Monica, CA, we operate throughout key markets in the United States. Our corporate office is located at 604 Arizona Ave, Santa Monica, CA 90401, and our telephone is (424) 322-2201.

Business Overview

Venture Track focuses on financing, developing, and deploying apps. We own www.scoocher.com, an online content monetization engine, and has an additional app in development. The Company’s initial focus is to develop and deploy these apps as in-house projects (“Phase 1”).

The Company recognizes the unique opportunity that exists in today’s app market. There are thousands of apps that have been financed, built and deployed, but the founders of these apps do not possess the wherewithal to market the apps successfully. In many cases, the apps are available for sale at a fraction of the development cost. It is the Company’s intention to identify, purchase and deploy select apps with the greatest market potential (“Phase 2”).

The Venture Track Program first aims to fund the launch of revenue ready apps and start-ups (“Innovators”) through bridge loans. Then the Venture Track Program aims to market the apps, determine the true customer acquisition cost, fine-tune their projections and use of proceeds, and set them on a track for a public offering facilitated through equity crowdfunding. We intend to provide office space to Innovators with receptionist coverage, mail services, conference rooms, as well as access to on-site legal and accounting, advertising and marketing services, networking events, investor presentations, business plan competitions, and more (“Phase 3”).

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The Venture Track Program

Venture Track intends on offering a three-phase, two-year program, for revenue ready Innovators. The three stages are: 1) Market Preparation, 2) Public Crowdfunding, and 3) Graduation.

In order for Innovators to be accepted into the program, each must: 1) solve an obvious problem or make an existing solution much more efficient; 2) be scalable; 3) have a focused team; and 4) be ready to generate revenue with a small capital infusion.

We are seeking to accept 29 Innovators into the program over the course of our first three (3) years: five (5) Innovators in year one (1), eight (8) in year two (2), and sixteen (16) in year three (3).

Venture Track will receive approximately 10-30% seed-stage sweat-equity in each Innovator, a portion of which may be distributed as dividends to shareholders based upon rules to be determined by the Board of Directors.

Investment capital offered by Venture Track in the Market Preparation stage will be in the form of a 506c Regulation A+ offering and bridge loan. The bridge loan amount is expected average $200,000, which shall be used by Innovators for general operating, legal, accounting, advertising, marketing expenses related to filing a Regulation A+ offering.

Upon approval of the Regulation A+ offering, the Innovator will move to the Public Crowdfunding stage. Venture Track will advertise and market the offering to the public through equity crowdfunding, primarily to accredited investors, angels, venture capital firms, and broker dealers. The Regulation A+ registration statement will offer a maximum of $50,000,000 in equity to investors. Venture Track will retain the first right to sell its holdings in the Regulation A+ offering.

Upon the completion of the Regulation A+ offering, the Innovator will move to the Graduation stage. In this stage, Venture Track will continue to mentor the Innovator to manage its growth and begin the process of introducing the company to 1) registered broker dealers with the intent of uplisting the Innovator to a national exchange, 2) strategic acquirers and/or merger candidates, and 3) strategic buyers.

Target Market

Our target market is early-stage technology companies that are seeking funding, business development, and access to equity crowdfunding as designated under the JOBS Act.

Revenue Sources

We plan on generating most of our revenue from the Venture Track Program and generally a minimal amount from advertising and marketing on our website, venturetrack.net.

We plan on revamping the Venturetrack.net website within the next few months.

Competition

Today, incubators and accelerators are a fixture in the tech community and there are more than 200 programs across the US. Venture Track is unique, as it has keenly focused on leveraging the opportunities offered under the JOBS Act to bring Innovators to market as fast as possible.

The incubators and accelerators industry is highly competitive, and continues to evolve as a result of changes in regulation, technology, product delivery systems, and the general market and economic climate. Our competitors include other incubators and accelerators, banks, debt funds and specialty and diversified financial services intermediaries that offer lending, leasing, payments, investment, foreign currency exchange, advisory and other financial products and services to our target client base. We also compete with other lenders, such as “marketplace” lenders, peer-to-peer lenders and other non-traditional lenders that have merged in recent years. In addition, we compete with hedge funds and private equity funds. The principal competitive factors in our markets include product offerings, service, pricing, and transaction size and structure.

There are many companies who compete directly with our products and services, for example, AngelPad, MuckerLab, TechStars and StartX, etc. These companies may already have an established market in our industry. Most of these companies have significantly greater financial and other resources than us and have been developing their products and services longer than we have been developing ours. Additionally, there are no significant barriers to entry in our industry and new companies may be created that will compete with us and other, more established companies who do not now directly compete with us, may choose to enter our markets and compete with us in the future.

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Intellectual Property

Domain Names

Venture Track owns various domain names, including but not limited to www.scoocher.com and www.venturetrack.net.

Patent

Venture Track filed a patent on its Scoocher platform technology with the United States Patent and Trademark Office on March 19, 2014. The application is currently pending.

Employees

As of July 2016, we employ 1 full-time employee. We plan to hire 6 additional employees within the next 6-12 months.

Properties

The Company maintains its principal office at 604 Arizona Ave, Santa Monica, CA 90401, pursuant to a month-to-month lease at the rate of $125 per month.

RISK FACTORS

You should carefully consider the risks described below together with all of the other information included in this report before making an investment decision with regard to our securities. The statements contained in or incorporated into this offering that are not historic facts are forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by forward-looking statements. If any of the following risks actually occurs, our business, financial condition or results of operations could be harmed. In that case, the trading price of our common stock could decline, and you may lose all or part of your investment.

RISKS RELATED TO OUR BUSINESS

We are a development stage company with history of operating losses and cumulative deficit.

Our operating subsidiary, Venture Track, has been in existence for approximately two years. Our limited operating history means that there is a high degree of uncertainty in our ability to: (i) find the target start-up companies for the Venture Track program; (ii) raise capital to provide bridge loan to such start-up companies; (iii) respond to competition; or (iv) operate the business, as management has not previously undertaken such actions as a company. Additionally, even if we do implement our business plan, we may not be successful. No assurances can be given as to exactly when, if at all, we will be able to recognize profits high enough to sustain our business. We face all the risks inherent in a new business, including the expenses, difficulties, complications, and delays frequently encountered in connection with conducting operations, including capital requirements. Given our limited operating history, we may be unable to effectively implement our business plan, which would result in a loss of your investment.

Adverse economic conditions in the United States and worldwide may negatively impact our results.

We are subject to changes in general economic conditions that are beyond our control. During periods of economic slowdown, delinquencies, defaults, and losses, generally increase while collections decrease. These periods may also be accompanied by increased unemployment rates and decreased consumer demand, which negatively impact businesses being lent to, weakening the collectability of the purchase orders we finance, increasing the risk that an event of default from one of our customers will eventuate in a loss. In addition, during an economic slowdown or recession, our servicing costs may increase without a corresponding increase in our finance charge income. Furthermore, our business is significantly affected by monetary and regulatory policies of the U.S. federal government and the US Federal Reserve. Changes in the policies of the institutions are influenced by macroeconomic conditions and other factors that are beyond our control and could have a material adverse effect on us through interest rate changes, costs of compliance with increased regulation, and other factors.

The process we use to estimate losses inherent in our credit exposure requires complex judgments, including analysis of individual industries, forecasts of economic conditions and how those economic conditions might impair the ability of our borrowers to repay their facility. The degree of uncertainty concerning economic conditions may adversely affect the accuracy of our estimates, which may, in turn, impact the reliability of the process and the quality of our assets.

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Our financial condition, liquidity, and results of operations depend on the credit performance of the credit facilities we provide to our customers.

While our underwriting guidelines were designed to establish that the obligors on the receivables we purchase represent a reasonable credit risk, the receivables we purchase nonetheless are likely to experience higher default rates than a portfolio of obligors comprised of large companies. In the event of a default, the most practical alternative may be to engage in collection action against the obligor or, if permitted under the terms of our agreement, the customer who sold the receivable to us. The realizable value of a receivable may not cover the outstanding account balance and costs of recovery, and if collection of the receivables does not yield sufficient proceeds to repay the receivables in full could result in losses on those receivables.

Competition may adversely impact our results.

The financial services sector in which we operate is highly competitive and could become even more so, particularly in those segments which are perceived as providing higher growth prospects.  Factors contributing to this include industry deregulation, mergers and acquisitions, changes in customers’ needs and preferences, entry of new participants, development of new distribution and service methods and increased diversification of products by competitors.  For example, changes in the financial services sector have made it possible for non-bank financial institutions to offer products and services traditionally provided by banks, such as automatic payment systems, mortgages and credit cards.

The effect of competitive market conditions may have a material adverse effect on our financial performance and position.  For example, increasing competition for customers can lead to compression in our net interest margin, or increased advertising and related expenses to attract and retain customers.

The asset backed lending market is served by a variety of entities, including, banks, credit unions, and independent finance companies. Our competitors may provide financing on terms more favorable to customers than we offer. Many of these competitors also have long-standing relationships with potential clients.

We anticipate that we will encounter greater competition as we expand our operations.

The market for providing loans and other financial services to small to medium size businesses is highly competitive and we expect that competition will increase. Current competitors have significantly greater financial, technical and marketing resources than we do. We expect that more companies will enter this sector of the financial services market. We may not be able to compete successfully against either current or future competitors. Increased competition could result in reduced revenue, lower margins or loss of market share, any of which could significantly harm our business.

Changes in interest rates may adversely impact our profitability and risk profile.

Interest rate levels and fluctuations in interest rates may directly affect our profitability. As interest rates change, our gross interest rate spread on new facilities either increases or decreases because the rates we charge on the facilities we provide is limited by market and competitive conditions, restricting our ability to pass on increased interest costs to the consumer. Additionally, although the majority of our clients are small to medium businesses and are not highly sensitive to interest rate movement, increases in interest rates may reduce the volume of facilities we originate.

We depend on the accuracy and completeness of information about our clients and obligors and any misrepresented information could adversely affect our business, results of operations and financial condition.

In deciding whether to enter into other transactions with our clients and their obligors, we rely on information furnished to us by or on behalf of our clients and counterparties, including financial statements and other financial information. We are vulnerable to fraud by our customers and employees. We also rely on representations made by our clients and counterparties as to the accuracy and completeness of that information and, with respect to financial statements, on reports of independent third parties. If any of this information is intentionally or negligently misrepresented, such as a fraudulent invoice, and such misrepresentation is not detected, purchased invoices may be worthless, or worth significantly less than expected. Whether a misrepresentation is made by our client, another party, or one of our employees, we generally bear the risk of loss associated with the misrepresentation. Any such misrepresented information could adversely affect our business, financial condition, and results of operations.

Our growth strategies require significant capital investments and may require us to seek external financing, which may not be available on terms favorable to us.

Our business operations and growth strategies require substantial capital investments, the availability of which depends on our ability to generate cash flow from operations, borrow funds on satisfactory terms and raise funds in the capital markets. Our ability to arrange for financing to support our capital expenditures and the cost of such financing are dependent on numerous factors, including general economic and capital markets conditions, interest rates and credit availability from banks or other lenders, many of which are beyond our control. In addition, increases in interest rates or the failure to obtain external financing on terms favorable to us will affect our financing costs and our results of operations. We may not be able to obtain financing in amounts or on terms acceptable to us,

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RISKS RELATED TO THE COMPANY

There is serious doubt regarding our ability to continue as a going concern.

At March 31, 2016, Venture Track had accumulated losses of $115,934. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amount of liabilities that might be necessary should the Company be unable to continue as a going concern. The Company’s continued existence is dependent upon its ability to generate sufficient cash flows from operations to support its daily operations as well as provide sufficient resources to retire existing liabilities and obligations on a timely basis. It is the intent of management and significant stockholders to provide sufficient working capital necessary to support and preserve the integrity of the corporate entity. However, no formal commitments or arrangements to advance or loan funds to the Company or repay any such advances or loans exist.

We depend on our key management personnel and the loss of their services could adversely affect our business.

We place substantial reliance upon the efforts and abilities of Edward C. DeFeudis, our sole director and officer. Though no individual is indispensable, the loss of the services of Mr. DeFeudis could have a material adverse effect on our business, operations, revenues or prospects. We do not maintain key man life insurance on the life of Mr. DeFeudis.

We may not be able to effectively control and manage our growth, which would negatively impact our operations.

If our business and markets grow and develop it will be necessary for us to finance and manage expansion in an orderly fashion. We may face challenges in managing the expansion of our business and in integrating any acquired businesses with our own. Such eventualities will increase demands on our existing management, workforce and facilities. Failure to satisfy increased demands could interrupt or adversely affect our operations and cause administrative inefficiencies.

We may be unable to successfully execute our identified business opportunities or other business opportunities that we determine to pursue.

We currently have a limited corporate infrastructure. In order to pursue business opportunities, we will need to continue to build our infrastructure and operational capabilities. Our ability to do any of these successfully could be affected by any one or more of the following factors:

●	our ability to raise substantial amounts of additional capital if needed to fund the implementation of our business plan;

●	our ability to execute our business strategy;

●	the ability of our products to achieve market acceptance;

●	our ability to manage the expansion of our operations and any acquisitions we may make, which could result in increased costs, high employee turnover or damage to customer relationships;

●	our ability to attract and retain qualified personnel;

●	our ability to manage our third party relationships effectively; and

●	our ability to accurately predict and respond to the rapid market changes in our industry and the evolving demands of the markets we serve.

Our failure to adequately address any one or more of the above factors could have a significant impact on our ability to implement our business plan and our ability to pursue other opportunities that arise.

The obligations associated with being a public company will require significant resources and management attention, which will increase our costs of operations and may divert focus from our business operations.

As a publicly traded company, we are required to file with the SEC periodic reports containing our consolidated financial statements within a specified time following the completion of quarterly and annual periods. As a public company, we incur significant legal, accounting, insurance, and other expenses. Compliance with these reporting requirements and other rules of the SEC will increase our legal and financial compliance costs and make some activities more time consuming and costly. Furthermore, the need to establish the corporate infrastructure demanded of a public company may divert management’s attention from implementing our strategy, which could prevent us from successfully implementing our strategic initiatives and improving our business, results of operations, and financial condition. We have made, and will continue to make, changes to our internal controls and procedures for financial reporting and accounting systems to meet our reporting obligations as a public company. However, we cannot predict or estimate the amount of additional costs we may incur in order to comply with these requirements. We anticipate that these costs will materially increase our total costs and expenses.

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We are required to make significant estimates and assumptions in the preparation of our financial statements and our estimates and assumptions may not be accurate.

The preparation of our consolidated financial statements in conformity with generally accepted accounting principles in the United States of America (“GAAP”) requires our management to make significant estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of income and expense during the reporting periods. We use estimates and assumptions in determining the residual values of delinquent receivables. Critical estimates are made by management in determining, among other things, the allowance for loan losses, amounts of impairment, and valuation of income tax assets or tax refunds. If our underlying estimates and assumptions prove to be incorrect, our financial condition and results of operations may be materially different from that reported in our financial statements.

We may incur significant costs to ensure compliance with United States corporate governance and accounting requirements.

We may incur significant costs associated with our company reporting requirements, costs associated with newly applicable corporate governance requirements, including requirements under the Sarbanes-Oxley Act of 2002 and other rules implemented by the Securities and Exchange Commission. We expect all of these applicable rules and regulations to significantly increase our legal and financial compliance costs and to make some activities more time consuming and costly. We also expect that these applicable rules and regulations may make it more difficult and more expensive for us to obtain director and officer liability insurance and we may be required to accept reduced policy limits and coverage or incur substantially higher costs to obtain the same or similar coverage. As a result, it may be more difficult for us to attract and retain qualified individuals to serve on our board of directors or as executive officers. We are currently evaluating and monitoring developments with respect to these newly applicable rules, and we cannot predict or estimate the amount of additional costs we may incur or the timing of such costs.

RISKS RELATED TO THE SECURITIES

There is currently a limited trading market for our common stock and an active, liquid trading market for our common stock may not develop, which could adversely affect the liquidity and price of our common stock.

Our common stock is quoted on the OTCQX quotation service. There is currently a limited trading market for our common stock. If an active, liquid trading market does not develop, you may have difficulty selling your shares of common stock at an attractive price, or at all. An inactive market may also impair our ability to raise capital by selling our common stock and may impair our ability to acquire other companies, products or technologies by using our common stock as consideration.

The market price of our common stock may be volatile, which could cause the value of an investment in our common stock to decline.

The market price of our common stock may fluctuate substantially due to a variety of factors, many of which are beyond our control, including:

●	General market conditions;

●	Domestic and international economic factors unrelated to our performance;

●	Actual or anticipated fluctuations in our quarterly operating results;

●	Changes in or failure to meet publicly disclosed expectations as to our future performance;

●	Downgrades in securities analysts’ estimates of our financial performance or lack of research and reports by industry analysts;

●	Changes in market valuations or earnings of similar companies;

●	Any future sales of our common stock or other securities;

●	Additions or departures of key personnel;

●	Fluctuations in foreign exchange rates;

●	Regulatory developments in Australia affecting us or our competitors; and

●	Release or expiry of transfer restrictions on our outstanding shares.

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The stock markets in general have experienced substantial volatility that has often been unrelated to the operating performance of particular companies. These types of broad market fluctuations may adversely affect the trading price of our common stock. In the past, stockholders have sometimes instituted securities class action litigation against companies following periods of volatility in the market price of their securities. Any similar litigation against us could result in substantial costs, divert management’s attention and resources, and harm our business or results of operations. For example, we are currently operating in, and have benefited from, a protracted period of historically low interest rates that will not be sustained indefinitely, and future fluctuations in interest rates could cause an increase in volatility of the market price of our common stock.

Certain provisions of our amended and restated certificate of incorporation may have anti-takeover effects, which could limit the price investors might be willing to pay in the future for our common stock. In addition, Delaware law may inhibit takeovers of us and could limit our ability to engage in certain strategic transactions our board of directors believes would be in the best interests of stockholders.

Certain provisions of our amended and restated certificate of incorporation and bylaws could discourage unsolicited takeover proposals that stockholders might consider to be in their best interests. Among other things, our amended and restated certificate of incorporation and bylaws may include provisions that:

●	Do not permit cumulative voting in the election of directors, which would otherwise allow less than a majority of stockholders to elect director candidates;

●	Limit the ability of our stockholders to nominate candidates for election to our board of directors;

●	Authorize the issuance of “blank check” preferred stock without any need for action by stockholders; and

●	Limit the ability of stockholders to call special meetings of stockholders.

The foregoing factors, as well as the significant common stock ownership by Hugh Evans, could impede a merger, takeover, or other business combination or discourage a potential investor from making a tender offer for our common stock, which, under certain circumstances, could reduce the market value of our common stock.

In addition, Section 203 of the Delaware General Corporation Law (the “DGCL”), generally affects the ability of an “interested stockholder” to engage in certain business combinations, including mergers, consolidations, or acquisitions of additional shares, for a period of three years following the time that the stockholder becomes an “interested stockholder.” An “interested stockholder” is defined to include persons owning directly or indirectly 15% or more of the outstanding voting stock of a corporation.

You will experience dilution of your ownership interest because of the future issuance of additional shares of our common stock and our preferred stock.

In the future, we may issue our authorized but previously unissued equity securities, resulting in the dilution of the ownership interests of our present stockholders. We may also issue additional shares of our common stock or other securities that are convertible into or exercisable for common stock in connection with hiring or retaining employees or consultants, future acquisitions, future sales of our securities for capital raising purposes, or for other business purposes. The future issuance of any such additional shares of our common stock or other securities may create downward pressure on the trading price of our common stock. There can be no assurance that we will not be required to issue additional shares, warrants or other convertible securities in the future in conjunction with hiring or retaining employees or consultants, future acquisitions, future sales of our securities for capital raising purposes or for other business purposes, including at a price (or exercise prices) below the price at which shares of our common stock are trading.

Our common stock is considered a penny stock, which may be subject to restrictions on market ability, so you may not be able to sell your shares.

Our common stock is considered a penny stock, subject to the penny stock rules adopted by the SEC that require brokers to provide extensive disclosure to their customers prior to executing trades in penny stocks. These disclosure requirements may cause a reduction in the trading activity of our common stock, which in all likelihood would make it difficult for our shareholders to sell their securities.

Penny stocks generally are equity securities with a price of less than $5.00 (other than securities registered on certain national securities exchanges or quoted on the NASDAQ system). Penny stock rules require a broker-dealer, prior to a transaction in a penny stock not otherwise exempt from the rules, to deliver a standardized risk disclosure document that provides information about penny stocks and the risks in the penny stock market. The broker-dealer also must provide the customer with current bid and offer quotations for the penny stock, the compensation of the broker-dealer and its salesperson in the transaction, and monthly account statements showing the market value of each penny stock held in the customer’s account. The broker-dealer must also make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser’s written agreement to the transaction. These requirements may have the effect of reducing the level of trading activity, if any, in the secondary market for a security that becomes subject to the penny stock rules. The additional burdens imposed upon broker-dealers by such requirements may discourage broker-dealers from effecting transactions in our securities, which could severely limit the market price and liquidity of our securities. These requirements may restrict the ability of broker-dealers to sell our common stock and may affect your ability to resell our common stock.

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Our executive officers and directors will continue to beneficially own the majority of our outstanding Common Stock.

As of the date of this Report, our executive officers and directors beneficially own approximately 73% of our outstanding common stock, all of which are beneficially owned by our sole director and officer, Edward C. DeFeudis. As a result, Mr. DeFeudis may have substantial influence over all matters submitted to shareholders for approval.

We do not expect to pay dividends.

We have never declared or paid any cash dividends or distributions on our capital stock. We currently intend to retain our future earnings, if any, to support operations and to finance expansion and therefore we do not anticipate paying any cash dividends on our common stock in the foreseeable future.

The declaration, payment and amount of any future dividends will be made at the discretion of the board of directors, and will depend upon, among other things, the results of our operations, cash flows and financial condition, operating and capital requirements, and other factors as the board of directors considers relevant. There is no assurance that future dividends will be paid, and, if dividends are paid, there is no assurance with respect to the amount of any such dividend. If the Company does not pay dividends, the Company’s common stock may be less valuable because a return on an investor’s investment will only occur if the Company’s stock price appreciates.

If we fail to establish and maintain an effective system of internal control, we may not be able to report our financial results accurately or to prevent fraud. Any inability to report and file our financial results accurately and timely could harm our reputation and adversely impact the trading price of our common stock.

Effective internal control is necessary for us to provide reliable financial reports and prevent fraud. If we cannot provide reliable financial reports or prevent fraud, we may not be able to manage our business as effectively as we would if an effective control environment existed, and our business and reputation with investors may be harmed. As a result, our small size and any current internal control deficiencies may adversely affect our financial condition, results of operation and access to capital. We have not performed an in-depth analysis to determine if historical un-discovered failures of internal controls exist, and may in the future discover areas of our internal control that need improvement.

Management’s Discussion And Analysis Of Financial Condition

AND RESULTS Of Operations

This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws. These include statements about our expectations, beliefs, intentions or strategies for the future, which we indicate by words or phrases such as “anticipate,” “expect,” “intend,” “plan,” “will,” “we believe,” “management believes” and similar language. Except for the historical information contained herein, the matters discussed in this “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and elsewhere in this Current Report are forward-looking statements that involve risks and uncertainties. The factors listed in the section captioned “Risk Factors,” as well as any cautionary language in this Current Report, provide examples of risks, uncertainties and events that may cause our actual results to differ materially from those projected. Except as may be required by law, we undertake no obligation to update any forward-looking statement to reflect events after the date of this Current Report on Form 8-K.

The following management’s discussion and analysis is intended to provide additional information regarding the significant changes and trends which influenced our financial performance for the quarters ended March 31, 2016 and 2015, and the years ended December 31, 2015 and 2014. This discussion should be read in conjunction with the audited financial statements and notes as set forth in this Report.

Our Business

Venture Track is a development stage company and was originally incorporated in the state of Delaware in February 2014 as Songstress, Inc. The Company changed its name in May 2015 to Scoocher, Inc. and then to Venture Track, Inc. in February 2016. Venture Track focused on app development and deployment. Venture Track intends to offer an innovation accelerator program (the “Venture Track Program”) designed to provide early-stage technology companies (the “Innovators”) with bridge loans, support in all areas of business development, and access to equity crowdfunding as designated under the JOBS Act.

Venture Track was founded by Edward C. DeFeudis, a serial entrepreneur and venture investor, with 20-plus years of experience in the financial industry. Since 1995, he has helped launch numerous private and public companies, including Wiki Technologies, Inc., and has received major financing commitments to help fund companies, startups and product launches. WikiTechnologies, Inc. is a technology company dedicated to making financial transactions simple, secure, social and affordable. WikiTechnologies is comprised of (i) WikiPay®, a Money Services Business, that provides a simple, low-cost alternative to existing mobile and online money transfer and payment solutions; and (ii) WikiLoan®, a low-cost peer-to-peer lending solution. The apps use industry-leading privacy and payment security systems. Throughout his career, Mr. DeFeudis has primarily been engaged in the development of strategic partnerships and financial strategies.

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Through Venture Track, Mr. DeFeudis is leveraging his experience and resources in capital markets and Internet marketing to provide an innovative accelerator program and crowdfunding platform for early-stage disruptive technology companies.

Venture Track focuses on financing, developing, and deploying apps. We own www.scoocher.com, an online content monetization engine, and have an additional app in development. The Company’s initial focus is to develop and deploy these apps as in-house projects (“Phase 1”).

The Company recognizes the unique opportunity that exists in today’s app market. There are thousands of apps that have been financed, built and deployed, but the founders of these apps do not possess the wherewithal to market the apps successfully. In many cases, the apps are available for sale at a fraction of the development cost. It is the Company’s intention to identify, purchase and deploy select apps with the greatest market potential (“Phase 2”).

The Venture Track Program first aims to fund the launch of revenue ready Innovators through bridge loans. Then the Venture Track Program aims to market the apps, determine the true customer acquisition cost, fine-tune their projections and use of proceeds, and set them on a track for a public offering facilitated through equity crowdfunding. We intend to provide office space to Innovators with receptionist coverage, mail services, conference rooms, as well as access to on-site legal and accounting, advertising and marketing services, networking events, investor presentations, business plan competitions, and more (“Phase 3”).

Plan of Operation

We have the following short-term goals for our business operations:

●	Raise capital to fund operations and provide bridge loans;

●	Attract high-performing talent; and

●	Finance high performance/profile Innovators that grow our brand and bottom-line.

We have the following long-term goals for our business operations:

●	Build our brand to become a market leader;

●	Leverage partners that allow us to provide more value than peers; and

●	Continuously innovate to deliver value to our customers.

We intend to establish a culture recognized for excellence, attract high performing team members and execution will be the foundation of which we will grow our company.

In order to move forward it is critical that we raise capital to fund our operations. Raising capital is our primary goal and we are focusing most of our attention to identify prospective investors and strategic partners.

If we do not obtain additional funding, we will continue to operate on a reduced budget until such time as more capital is raised.

We are focused on securing $2-6 million in financing, which would accelerate our business plan and allow us to hire up to 6 to 8 more staff members, increase our office space and operations, and increase our advertising and marketing budget, all of which would directly affect the performance and business operation of the company.

Results of Operations

Comparison of results of operations for the three months ended March 31, 2016, as compared to March 31, 2015

Revenues

The Company has not generated any revenue for the three months ended March 31, 2016 and 2015.

Operating Expenses

Our expenses during the three months ended March 31, 2016 and 2015 consisted of general and administrative expenses in the amount of $5,606 and $5,343, respectively.

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Net Loss

We are currently operating at a loss and we have a net loss of $5,606 for the three months ended March 31, 2016 as compared to $8,343 for the three months ended March 31, 2015. The decrease in net loss was primarily contributed to lower development expenses.

Comparison of results of operations for the year ended December 31, 2015, as compared to December 31, 2014

Revenues

The Company has not generated any revenue for the years ended December 31, 2015 and 2014.

Operating Expenses

Our expenses during the year ended December 31, 2015 and 2014 consisted of general and administrative expenses in the amount of $10,740 and $82,654, respectively. The higher expenses in fiscal year December 31, 2014 were mainly incurred in relation to developing our web technology and establishing the necessary infrastructure to launch our services.

Net Loss

We are currently operating at a loss and we have a net loss of $18,538 for the year ended December 31, 2015 as compared to $91,790 for the year ended December 31, 2014. The decrease in net loss was primarily contributed to lower development expenses.

Liquidity and Capital Resources

As of March 31, 2016, we had cash of $77.  Due to our limited history with limited revenue, we require additional funds to continue to operate. We will continue to operate on a reduced budget until such time as more capital is raised.  We have no written agreement to legally insure that funding will be provided for our operations.  Although we have no commitments for capital, other than verbal assurances, we may raise additional funds through:

-	public offerings of equity, securities convertible into equity or debt,

-	private offerings of securities or debt, or other sources.

At this time, we have not identified any sources of additional financing. Upon developing a trading market for the common stock we intend to seek additional sources of financing through hedge funds and/or licensed broker-dealers, however, given our precarious financial condition and our lack of business, a trading market may not develop in the foreseeable future.

We have no written agreement to legally insure that funding will be provided for our operations. Although we have no commitments for capital, other than verbal assurances, we may attempt to raise additional funds through public offerings of equity, securities convertible into equity or debt, and private offerings of securities or debt, as our previous efforts raised $110,000.  Given our history of raising money, there is no guarantee that we will be successful in obtaining funds through public or private offerings in order to fund our operations. Our investors should assume that any additional funding will cause substantial dilution to current stockholders. In addition, we may not be able to raise additional funds on favorable terms, if at all.

As to the following serious conditions:

1)	As of March 31, 2016, we had cash of $77;

2)	We received $100,000 from the sale of promissory notes in fiscal 2014;

3)	Our auditor has determined that based on our financial condition there is substantial doubt as to whether we can continue to operate as a going concern.

To date, we have been able to secure $110,000 that we raised through convertible promissory notes over the past two years. We may also rely on sources to borrow funds in the form of loans.

Our investors should assume that any additional funding may cause substantial dilution to current stockholders. In addition, we may not be able to raise additional funds on favorable terms, if at all.

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Going Concern

The accompanying financial statements have been prepared assuming the Company will continue as a going concern, which contemplates the realization of assets and the liquidation of liabilities in the normal course of business. At March 31, 2016, the Company had accumulated losses of $115,934. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amount of liabilities that might be necessary should the Company be unable to continue as a going concern. The Company’s continued existence is dependent upon its ability to generate sufficient cash flows from operations to support its daily operations as well as provide sufficient resources to retire existing liabilities and obligations on a timely basis. It is the intent of management and significant stockholders to provide sufficient working capital necessary to support and preserve the integrity of the corporate entity. However, no formal commitments or arrangements to advance or loan funds to the Company or repay any such advances or loans exist.

Critical Accounting Policies

The discussion and analysis of our financial condition and results of operations are based upon our consolidated financial statements, which have been prepared in accordance with accounting principles generally accepted in the United States. The preparation of these consolidated financial statements requires us to make estimates and judgments that affect the reported amounts of assets, liabilities, revenues and expenses, and related disclosure of contingent assets and liabilities. On an on-going basis, we evaluate our estimates based on historical experience and on various other assumptions that are believed to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. Actual results may differ from these estimates under different assumptions or conditions.

A summary of significant accounting policies is included in Note 1 to the audited financial statements for the year ended December 31, 2015. Management believes that the application of these policies on a consistent basis enables us to provide useful and reliable financial information about our Company's operating results and financial condition.

Recently Issued Accounting Pronouncements

We do not believe that any recently issued accounting pronouncements, if adopted, would have a material effect on the accompanying consolidated financial statements.

Off Balance Sheet Arrangements

We do not have any off-balance sheet arrangements, financings, or other relationships with unconsolidated entities or other persons, also known as “special purpose entities” (SPEs).

MANAGEMENT

Directors and Executive Officers

The following table sets forth certain information regarding our sole director and officer as of the date of this report:

Name	Age	Position
Edward C. DeFeudis	43	President, Chief Executive Officer, Chief Financial Officer and Chairman of the Board of Directors

A summary description of the principal occupation and business experience of our sole director and officer for at least the last five years, is fully described in Item 5.02, which is incorporated herein by reference.

During the past five years none of our officers and directors has been involved in any legal proceedings that are material to an evaluation of their ability or integrity as director or an executive officer of us, and none of them have been affiliated with any company that been involved in bankruptcy proceedings.

Our Board of Directors

Our directors hold office until the next annual meeting of our shareholders or until their successors are duly elected and qualified. There have been no material changes to the procedures by which stockholders can nominate directors.

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Director Independence

We are not subject to listing requirements of any national securities exchange or national securities association and, as a result, we are not at this time required to have our Board comprised of a majority of “independent directors,” nor is our sole director considered to be independent under the definition of independence used by any national securities exchange or any inter-dealer quotation system.

Leadership Structure

Our chairman of the board of directors also serves as our sole officer. Our board of directors does not have an independent director. Our board of directors has determined that its leadership structure is appropriate and effective in light of the limited number of individuals in our management team and that we currently only have one director. Our board of directors believes having a single individual serve as both chairman and chief executive officer provides clear leadership, accountability and promotes strategic development and execution as our company executes our strategy. Our board of directors also believes that there is a high degree of transparency among the board of directors and company management.

Risk Management

Our board of directors oversees the risk management of our company and each of our subsidiaries. Our board of directors regularly reviews information provided by management in order for our board of directors to oversee the risk identification, risk management and risk mitigation strategies. Our board considers, as appropriate, risks among other factors in reviewing our strategy, business plan, budgets and major transactions.

Committees of Our Board of Directors

The Board of Directors has no nominating, or compensation committee, and does not have an “audit committee financial expert”. Our board of directors currently acts as our audit committee. There are no family relationships among members of management or the Board of Directors of the Company.

Code of Ethics

We have adopted a code of ethics that applies to our Chief Executive Officer and Chief Financial Officer containing written standards that are reasonably designed to deter wrongdoing and to promote:

●	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships

●	Full, fair, accurate, timely and understandable disclosure in reports and documents that the Company files with, or submits to, the Securities & Exchange Commission and in other public communications made by the Company

●	Compliance with applicable governmental law, rules and regulations

●	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

●	Accountability for adherence to the code

EXECUTIVE COMPENSATION

Venture Track Summary Compensation

The following table sets forth information for Venture Track’s most recently completed fiscal year concerning the compensation of Edward C. DeFeudis, sole officer of Company, during the most recently completed fiscal years ended December 31, 2015 and 2014.

Name and Principal Position	Year	Salary ($)	Option Awards ($) (1)	All Other Compensation ($)	Total ($)

Edward C. DeFeudis (1)	2015	--	--	$8,427	$8,427
President, CEO & CFO	2014	--	--	$76,592	$76,592

(1)	Venture Track paid $8,427 and $76,592 for consulting services to Mr. DeFeudis, the President of Venture Track, for the year ended December 31, 2015 and for the period from February 28, 2014 through December 31, 2014, respectively.

No retirement, pension, profit sharing, stock option or insurance programs or other similar programs have been adopted by us for the benefit of our employees. We had no options outstanding as of December 31, 2013.

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Compensation of Directors

Directors are permitted to receive fixed fees and other compensation for their services as directors. The Board of Directors has the authority to fix the compensation of directors. No amounts have been paid to, or accrued to, directors in such capacity.

Employment Agreements

We do not have any employment agreements with our officers or directors currently.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table provides the names and addresses of each person known to us to own more than 5% of our outstanding shares of common stock as of July 7, 2016, including shares issuable upon conversion of the Series C Preferred Stock, and by the officers and directors, individually and as a group. Except as otherwise indicated, all shares are owned directly and the shareholders listed possess sole voting and investment power with respect to the shares shown.

	Title of Class
	Series C Convertible Preferred Stock		Common Stock
Name and Address of Beneficial Owner (1)	Number of shares Beneficially Owned	% of Class	Number of Shares Beneficially Owned	% of Class	Total Voting Power (2)
Directors and Officers
Edward C. DeFeudis (3)	4,164	92.53%	2,919,572	50.3%	73.08%
All current directors and officers as a group (1 person)	4,164	92.53%	2,919,572	50.3%	73.08%

5% shareholders
Spider Investments, LLC (3)	2,082	46.27%	1,429,786	25.15%	36.31%

(1)	Except as otherwise indicated, the persons named in this table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable and to the information contained in the footnotes to this table. Unless otherwise indicated, the address of the beneficial owner is Source Financial, Inc., 604 Arizona Avenue Santa Monica, CA 90401.

(2)	Calculated pursuant to rule 13d-3(d) of the Exchange Act. Beneficial ownership is calculated based on 5,804,317 shares of common stock and 4,500 shares of Series C Preferred Stock issued and outstanding on a fully diluted basis as of July 7, 2016. Each share of Series C Preferred Stock is convertible into 1531.80 shares of common stock. Holders of the Series C Preferred Stock are entitled to vote on all matters submitted to the Company’s stockholders and are entitled to such number of votes as is equal to the aggregate number of shares of common stock into which such holder’s shares of Series C Preferred Stock are convertible. Under Rule 13d-3(d) of the Exchange Act, shares not outstanding which are subject to options, warrants, rights or conversion privileges exercisable within 60 days are deemed outstanding for the purpose of calculating the number and percentage owned by such person, but are not deemed outstanding for the purpose of calculating the percentage owned by each other person listed.

(3)	Includes 1,489,786 shares of common stock and 2,082 shares of Series C Preferred Stock held directly by Mr. DeFeudis, and 1,429,786 shares of common stock and 2,082 shares of Series C Preferred Stock held by Spider Investments, LLC, which Mr. DeFeudis is the Managing Member. Mr. DeFeudis may be deemed to have voting and dispositive power with respect to and have beneficial ownership of the shares owned by Spider Investments, LLC.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS,

AND DIRECTOR INDEPENDENCE

In 2014, Venture Track received advances of $100,000 from an affiliate of Venture Track. In 2015, Venture Track received an additional $10,000 in advances. These advances have an interest rate of 12% per annum. As of December 31, 2015 and 2014, the interest accrued is $0 and $9,136, respectively. On August 21, 2015, Venture Track issued 110,000 shares of its common stock for the advances and the interest was forfeited.

Venture Track paid $8,427 and $76,592 for consulting services to the president of Venture Track for the year ended December 31, 2015 and for the period from February 28, 2014 through December 31, 2014, respectively.

On February 9, 2016, Venture Track purchased from an affiliate of the company, all rights, title and interest in and to the development of the apps and the business plan of Venture Track, in exchange for the issuance of 1,400,000 shares of its common stock for a total value of $18.

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Venture Track receives advances from an affiliate of the company for operation expenses. These advances, which are due on demand, have an interest rate of 12% per annum and have no collateral. As of March 31, 2016, the Company has advances outstanding of $1,005.

On March 23, 2016, Venture Track entered into a promissory note agreement of $5,000 with a shareholder. The note payable, which is due on September 23, 2016, has an interest rate of 12% per annum and has no collateral. As of March 31, 2016, the company has an outstanding balance of $5,000.

DESCRIPTION OF SECURITIES

General

Our amended and restated certificate of incorporation authorizes us to issue 12,000,000 shares of common stock, $0.001 par value per share, and 10,000 shares of preferred stock, $0.01 par value per share. As of July 7, 2016, we had outstanding 5,804,317 shares of common stock and 4,500 shares of Series C Preferred Stock.

Common Stock

Voting Rights

Holders of common stock will be entitled to one vote per share on all matters to be voted upon by the stockholders. The holders of common stock will not have cumulative voting rights in the election of directors.

Dividend Rights

Holders of common stock will be entitled to ratably receive dividends if, as and when declared from time to time by our board of directors at its own discretion out of funds legally available for that purpose, after payment of dividends required to be paid on outstanding preferred stock, if any. Under Delaware law, we can only pay dividends either out of “surplus” or out of the current or the immediately preceding year’s net profits. Surplus is defined as the excess, if any, at any given time, of the total assets of a corporation over its total liabilities and statutory capital. The value of a corporation’s assets can be measured in a number of ways and may not necessarily equal their book value.

Liquidation Rights

Upon liquidation, dissolution or winding up, the holders of common stock will be entitled to receive ratably the assets available for distribution to the stockholders after payment of all liabilities and accrued but unpaid dividends and liquidation preferences on any outstanding preferred stock.

Other Matters

The common stock will have no preemptive or conversion rights pursuant to the terms of our amended and restated certificate of incorporation and bylaws. There will be no redemption or sinking fund provisions applicable to the common stock. All outstanding shares of our common stock will be fully paid and non-assessable, and the shares of our common stock offered in this offering, upon payment and delivery in accordance with the underwriting agreement, will be fully paid and non-assessable.

Preferred Stock

Pursuant to our amended and restated certificate of incorporation, our board of directors from time to time by resolution (and without further stockholder approval) may authorize the issuance of shares of preferred stock, in one or more series, with the designations of the series, the voting rights of the shares of the series (if any), the powers, preferences and relative, participation, optional or other special rights (if any), and any qualifications, limitations or restrictions thereof set forth in the resolution authorizing the series, subject to certain limitations. Each series will consist of that number of shares as will be stated and expressed in the certificate of designations providing for the issuance of the stock of the series.

Series B Preferred Stock

On the Closing Date, 5,000 shares of Series B Preferred Stock were cancelled in connection with the Spinout transaction.

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Series C Preferred Stock

On July 6, 2016, the Company filed the certificate of designation of the Series C Preferred Stock with the Secretary of State of the State of Delaware. The newly designation class of preferred stock consists of 4,500 shares. Each holder of the Series C Preferred Stock may, from time to time and at any time, convert any or all of such holder’s shares of Series C Preferred Stock into fully paid and non-assessable shares of common stock of the Company in an amount equal to the number of shares of Series C Preferred Stock to be converted multiple by 1531.80. Holders of the Series C Preferred Stock are entitled to vote on all matters submitted to the Company’s stockholders and are entitled to such number of votes as is equal to the aggregate number of shares of common stock into which such holder’s shares of Series C Preferred Stock are convertible. In any liquidation, holders of our Series B Preferred will receive dividend preference and liquidation preference.

In connection with our acquisition of Venture Track, we issued 4,500 shares of our Series C Preferred Stock to the Venture Track Shareholders.

Certain Anti-Takeover Provisions of Delaware Law and our Amended and Restated Certificate of Incorporation and Bylaws

Certain provisions of Delaware law and certain provisions that may be included in our amended and restated certificate of incorporation and bylaws summarized below may be deemed to have an anti-takeover effect and may delay, deter or prevent a tender offer or takeover attempt that a stockholder might consider to be in its best interests, including attempts that might result in a premium being paid over the market price for the shares held by stockholders.

Preferred Stock

Our amended and restated certificate of incorporation contains provisions that permit our board of directors to issue, without any further vote or action by the stockholders, shares of preferred stock in one or more series and, with respect to each such series, to fix the number of shares constituting the series and the designation of the series, the voting rights (if any) of the shares of the series, and the powers, preferences and relative, participation, optional and other special rights, if any, and any qualifications, limitations or restrictions, of the shares of such series.

Vacancies

Vacancies on our board of directors may be filled only by election at an annual meeting or at a special meeting of stockholders called for that purpose, subject to the rights of the Board of Directors to designate replacements to fill vacancies created by the departure of directors.

No Cumulative Voting

Our amended and restated certificate of incorporation provides that stockholders do not have the right to cumulative votes in the election of directors.

Business Combinations with Interested Stockholders

We are subject to Section 203 of the Delaware General Corporation Law (“DGCL”), which generally prohibits a publicly held Delaware corporation from engaging in a business combination, such as a merger, with a person or group owning 15% or more of the corporation’s voting stock, for a period of three years following the date on which the person became an interested stockholder, unless (with certain exceptions) the business combination or the transaction in which the person became an interested stockholder is approved in accordance with Section 203.

Limitation on Liability and Indemnification of Directors and Officers

The DGCL authorizes corporations to limit or eliminate the personal liability of directors to corporations and their stockholders for monetary damages for breaches of directors’ fiduciary duties. Our amended and restated certificate of incorporation includes a provision that eliminates the personal liability of directors for monetary damages for breach of fiduciary duty as a director, except:

●	for breach of duty of loyalty;

●	for acts or omissions not in good faith or involving intentional misconduct or knowing violation of law;

●	under Section 174 of the DGCL (unlawful dividends); or

●	for transactions from which the director derived an improper personal benefit.

Our amended and restated certificate of incorporation and bylaws provide that we must indemnify our directors and officers to the fullest extent authorized by the DGCL. We are expressly authorized to, and do, carry directors’ and officers’ insurance providing coverage for our directors, officers and certain employees for some liabilities. We believe that these indemnification provisions and insurance are useful to attract and retain qualified directors and executive directors.

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The limitation on liability and indemnification provisions in our amended and restated certificate of incorporation and bylaws may discourage stockholders from bringing a lawsuit against directors for breach of their fiduciary duty. These provisions may also have the effect of reducing the likelihood of derivative litigation against directors and officers, even though such an action, if successful, might otherwise benefit our stockholders and us. In addition, your investment may be adversely affected to the extent we pay the costs of settlement and damage awards against directors and officers pursuant to these indemnification provisions.

Transfer Agent and Registrar

Standard Registrar & Transfer Co., Inc., 12528 S 1840 E, Draper, Utah 84020 is the transfer agent and registrar for the common stock.

Penny Stock Regulations

The Securities and Exchange Commission has adopted regulations, which generally define “penny stock” to be an equity security that has a market price of less than $5.00 per share. Our common stock, when and if a trading market develops, may fall within the definition of penny stock and be subject to rules that impose additional sales practice requirements on broker-dealers who sell such securities to persons other than established customers and accredited investors (generally those with assets in excess of $1,000,000, or annual incomes exceeding $200,000 individually, or $300,000, together with their spouse).

For transactions covered by these rules, the broker-dealer must make a special suitability determination for the purchase of such securities and have received the purchaser’s prior written consent to the transaction. Additionally, for any transaction, other than exempt transactions, involving a penny stock, the rules require the delivery, prior to the transaction, of a risk disclosure document mandated by the Securities and Exchange Commission relating to the penny stock market. The broker-dealer also must disclose the commissions payable to both the broker-dealer and the registered representative, current quotations for the securities and, if the broker-dealer is the sole market maker, the broker-dealer must disclose this fact and the broker-dealer’s presumed control over the market. Finally, monthly statements must be sent disclosing recent price information for the penny stock held in the account and information on the limited market in penny stocks. Consequently, the “penny stock” rules may restrict the ability of broker-dealers to sell our common stock and may affect the ability of investors to sell their Common Stock in the secondary market.

Dividend Policy

Any future determination as to the declaration and payment of dividends on shares of our common stock will be made at the discretion of our board of directors out of funds legally available for such purpose. We are under no contractual obligations or restrictions to declare or pay dividends on our shares of common stock. In addition, we currently have no plans to pay such dividends. Our board of directors currently intends to retain all earnings for use in the business for the foreseeable future. See “Risk Factors.”

Equity Compensation Plan Information

Currently, there is no equity compensation plan in place.

LEGAL PROCEEDINGS

There are no material proceedings to which any director or officer, or any associate of any such director or officer, is a party that is adverse to our Company or any of our subsidiaries or has a material interest adverse to our Company or any of our subsidiaries. No director or executive officer has been a director or executive officer of any business, which has filed a bankruptcy petition, or had a bankruptcy petition filed against it during the past ten years. No director or executive officer has been convicted of a criminal offense or is the subject of a pending criminal proceeding during the past ten years. No director or executive officer has been the subject of any order, judgment or decree of any court permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities during the past ten years. No director or officer has been found by a court to have violated a federal or state securities or commodities law during the past ten years.

In addition, there are no material proceedings to which any affiliate of our Company, or any owner of record or beneficially of more than five percent of any class of voting securities of our Company, is a party that is adverse to our Company or any of our subsidiaries or has a material interest adverse to our Company or any of our subsidiaries. Currently there are no legal proceedings pending or threatened against us. We are not currently involved in any litigation that we believe could have a materially adverse effect on our financial condition or results of operations.

There is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the executive officers of our Company or any of our subsidiaries, threatened against or affecting our Company, our common stock, any of our subsidiaries or of our Company’s or our Company’s subsidiaries’ officers or directors in their capacities as such, in which an adverse decision could have a material adverse effect.

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However, from time to time, we may become involved in various lawsuits and legal proceedings, which arise, in the ordinary course of business. Litigation is subject to inherent uncertainties, and an adverse result in these or other matters may arise from time to time that may harm our business.

RECENT SALES OF UNREGISTERED SECURITIES

Reference is made to Item 3.02 of this Current Report on Form 8-K for a description of recent sales of unregistered securities, which is hereby incorporated by reference.

INDEMNIFICATION OF OFFICERS AND DIRECTORS

Section 102(b)(7) of the Delaware General Corporation Law (the “DGCL”) permits a corporation to provide in its certificate of incorporation that a director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (1) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (2) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (3) under Section 174 of the DGCL (regarding, among other things, the payment of unlawful dividends or unlawful stock purchases or redemptions) or (4) for any transaction from which the director derived an improper personal benefit. Our amended and restated certificate of incorporation provides for such limitation of liability.

Section 145(a) of the DGCL empowers a corporation to indemnify any director, officer, employee or agent, or former director, officer, employee or agent, who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation), by reason of such person’s service as a director, officer, employee or agent of the corporation, or such person’s service, at the corporation’s request, as a director, officer, employee or agent of another corporation or enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding; provided that such director or officer acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation; and, with respect to any criminal action or proceeding, provided that such director or officer had no reasonable cause to believe his conduct was unlawful.

Section 145(b) of the DGCL empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another enterprise, against expenses (including attorneys’ fees) actually and reasonably incurred in connection with the defense or settlement of such action or suit; provided that such director or officer acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification may be made in respect of any claim, issue or matter as to which such director or officer shall have been adjudged to be liable to the corporation unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such director or officer is fairly and reasonably entitled to indemnity for such expenses that the court shall deem proper. Notwithstanding the preceding sentence, except as otherwise provided in the by-laws, we shall be required to indemnify any such person in connection with a proceeding (or part thereof) commenced by such person only if the commencement of such proceeding (or part thereof) by any such person was authorized by the Board of Directors.

In addition, our amended and restated certificate of incorporation provides that we must indemnify our directors and officers to the fullest extent authorized by law. We are also expressly required to advance certain expenses to our directors and officers and carry directors’ and officers’ insurance providing indemnification for our directors and officers for some liabilities. We believe that these indemnification provisions and the directors’ and officers’ insurance are useful to attract and retain qualified directors and executive officers.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

The 3,089,360 shares of our common stock and 4,500 shares of Series C Preferred Stock issued to the Venture Track Shareholders in connection with the share exchange transaction were offered and sold to such persons in a private transaction in reliance upon exemptions from registration pursuant to Section 4(a)(2) of the Securities Act. Our reliance on Section 4(a)(2) of the Securities Act was based upon the following factors: (a) the issuance of the securities was an isolated private transaction by us which did not involve a public offering; (b) there were only a limited number of offerees; (c) there were no subsequent or contemporaneous public offerings of the securities by us; (d) the securities were not broken down into smaller denominations; and (e) the negotiations for the sale of the stock took place directly between the offeree and us.

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Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm

On June 30, 2016, our board of directors dismissed Lichter, Yu and Associates, Inc. (“LYA”), as the Company’s independent registered public accounting firm.

LYA’s report on the financial statements for the fiscal years ended June 30, 2015 and 2014, contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the fiscal years ended June 30, 2015 and 2014, and in the subsequent interim period through June 30, 2016, the date of dismissal of LYA, there were no disagreements with LYA on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of LYA, would have caused them to make reference to the subject matter of the disagreements in its reports on the financial statements for such year. During the fiscal years ended June 30, 2015 and 2014, and in the subsequent interim period through June 30, 2016, the date of dismissal of LYA there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

We have provided a copy of the above disclosures to LYA and requested LYA to provide it with a letter addressed to the U.S. Securities and Exchange Commission stating whether or not LYA agrees with the above disclosures. A copy of LYA’s response letter is attached hereto as Exhibit 16.1.

(b) New Independent Registered Public Accounting Firm

On June 30, 2016, our board of directors approved the engagement of LBB & Associates Ltd., LLP (“LBB”), as the Company’s new independent registered public accounting firm.

During the fiscal years ended June 30, 2015 and 2014, and the subsequent interim period prior to the engagement of LBB, the Company has not consulted LBB regarding (i) the application of accounting principles to any specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company’s financial statements, and either a written report was provided to the registrant or oral advice was provided that the new accountant concluded was an important factor considered by the registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(o)(1)(iv)) or a reportable event (as defined in Item 304(a)(1)(v)).

Item 5.01 Changes in Control of Registrant.

Reference is made to the disclosure set forth under Items 1.01, 1.02 and 5.02 of this report, which disclosure is incorporated herein by reference.

As explained more fully in Item 1.01, in connection with the Share Exchange Agreement by and among the Company, Venture Track and the Venture Track Shareholders, the Company agreed to exchange the outstanding common stock of Venture Track held by the Venture Track Shareholders for 3,089,360 shares of common stock and 4,500 shares of Series C Preferred Stock of the Company. At the Closing Date, there were approximately 5,804,317 shares of common stock and 4,500 shares of Series C Preferred Stock, convertible into 6,893,100 shares of common stock of the Company, issued and outstanding. As such, immediately following the share exchange transaction, the Venture Track Shareholders held approximately 80% of the total voting power of our common stock.

In addition, on the Closing Date, Hugh Evans resigned as the President, Chief Executive Officer and Director of the Company. Brian M. Pullar resigned as Chief Financial Officer of the Company. Klaus Selinger and John Wolfgang resigned from the director position with the Company. Effective on the same date, Edward C. DeFeudis was appointed as the President, Chief Executive Officer, Chief Financial Officer and Director of the Company.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Resignation of Directors and Officers

Effective on the Closing Date, Hugh Evans resigned as the President, Chief Executive Officer and Director of the Company. Brian M. Pullar resigned as Chief Financial Officer of the Company. Klaus Selinger and John Wolfgang resigned from the director position with the Company. Their resignations are not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

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Appointment of Directors and Officers

Effective on the Closing Date, Mr. Edward C. DeFeudis was appointed as the President, Chief Executive Officer, Chief Financial Officer and Director of the Company. A discussion of Mr. DeFeudis’ relevant business experience is as follows.

Edward C. DeFeudis, President, Chief Executive Officer, Chief Financial Officer and Director, age 43.

Mr. DeFeudis, is the CEO and founder of Venture Track, Inc. since 2014 and the Co-Founder and President of WikiTechnologies, Inc. since 2008. He is a serial entrepreneur and angel investor, with investments focused on high-tech, biotech and finance industries. He has more than eight years of experience in the payments and prepaid industries and more than 20 years of financial experience, which included employment at both Merrill Lynch and Oppenheimer Securities. Throughout his career, he was primarily engaged in the development of strategic partnerships and financial strategy. Mr. DeFeudis graduated from University of New Hampshire in 1995 with a BA degree in Political Science.

Family Relationships

None of our officers have a family relationship with any of the other current officers or directors of the Company.

Related Party Transactions

There are no related party transactions reportable under Item 5.02 of Form 8-K and Item 404(a) of Regulation S-K.

Family Relationships

None.

Employment Agreements

We currently have no employment agreements with executive officers.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Series C Preferred Stock

On July 6, 2016, the Company filed the certificate of designation of the Series C Preferred Stock with the Secretary of State of the State of Delaware. The newly designation class of preferred stock consists of 4,500 shares. Each holder of the Series C Preferred Stock may, from time to time and at any time, convert any or all of such holder’s shares of Series C Preferred Stock into fully paid and non-assessable shares of common stock of the Company in an amount equal to the number of shares of Series C Preferred Stock to be converted multiple by 1531.80. Holders of the Series C Preferred Stock are entitled to vote on all matters submitted to the Company’s stockholders and are entitled to such number of votes as is equal to the aggregate number of shares of common stock into which such holder’s shares of Series C Preferred Stock are convertible. In any liquidation, holders of our Series B Preferred will receive dividend preference and liquidation preference.

In connection with our acquisition of Venture Track, we issued 4,500 shares of our Series C Preferred Stock to the Venture Track Shareholders.

Change in Fiscal Year

On June 30, 2016, the Board approved a change of the Company’s fiscal year end from June 30 to December 31. This change was effectuated in connection with the share exchange transaction described in Item 1.01 above.

Item 9.01 Financial Statement and Exhibits.

(a) Financial Statements of Business Acquired.

Filed herewith as Exhibit 99.1 to this Report and incorporated herein by reference are the Audited Financial Statements for the year ended December 31, 2015 and 2014 for Venture Track, Inc.

Filed herewith as Exhibit 99.2 to this Report and incorporated herein by reference are the Unaudited Financial Statements for the three months ended March 31, 2016 and 2015 for Venture Track, Inc.

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(d) Exhibits.

Exhibit
Number	Description
2.1 *	Share Exchange Agreement, dated as of June 30, 2016, by and among Source Financial, Inc., Moneytech Group Pty Ltd. and certain shareholders of the Company.

2.2 *	Share Exchange Agreement, dated as of June 30, 2016, by and among Source Financial, Inc., Venture Track, Inc. and the shareholders of Venture Track, Inc.

3.1	Amended and Restated Certificate of Incorporation (incorporated by reference to Exhibit 3.1 to Annual Report on Form 10-K filed on October 15, 2013).

3.2 *	Certificate of Designation of Series C Convertible Preferred Stock.

3.3	Bylaws (incorporated by reference to Exhibit 3.2 to Registration Statement on Form S-1 filed on October 22, 2008).

14.1	Code of Ethics (incorporated by reference to Exhibit 14.1 to Form 10-K/A filed on May 1, 2014).

16.1 *	Letter from Lichter, Yu and Associates, Inc., dated July 7, 2016.

17.1 *	Resignation Letter of Hugh Evans, dated June 30, 2016.

17.2 *	Resignation Letter of Brian M. Pullar, dated June 30, 2016.

17.3 *	Resignation Letter of Klaus Selinger, dated June 30, 2016.

17.4 *	Resignation Letter of John Wolfgang, dated June 30, 2016.

21.1 *	List of Subsidiaries.

99.1 *	Audited Financial Statements for the year ended December 31, 2015 and 2014 for Venture Track, Inc.

99.2 *	Unaudited Financial Statements for the three months ended March 31, 2016 and 2015 for Venture Track, Inc.

*	Filed herewith

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Source Financial, Inc.

Date: July 7, 2016	By:	/s/ Edward C. DeFeudis
	Name:	Edward C. DeFeudis
	Title:	Chief Executive Officer

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